SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 7, 2006
SIMMONS COMPANY

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-124138	20-0646221

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800,
Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)
(770) 512-7700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Agreement
Pursuant to a written offer of employment dated March 30, 2006 (the “Offer Letter”), Kimberly A. Samon was named Senior Vice President — Human Resources and Assistant Secretary of Simmons Company (“Company”) and our indirect subsidiary Simmons Bedding Company (“Simmons Bedding”), beginning April 7, 2006. The Offer Letter is filed with this report as Exhibit 10.1, its contents are incorporated by reference into this Item 1.01, and its material terms are summarized in Item 5.02 below. The contents of that summary are incorporated into this Item 1.01 by reference.
Item 5.02. Appointment of Principal Officer.
On April 7, 2006, Simmons Bedding issued a press release announcing the appointment of Kimberly A. Samon as its Senior Vice President – Human Resources and Assistant Secretary. Prior to joining Simmons Bedding, from April 2004 to April 2006, Ms. Samon, age 38, was a co-founder and partner of the law firm W. Edwin Litton, LLC and a co-owner and chief executive officer of Olivia Litton International, a human resource consulting company. From April 2003 to February 2004, Ms. Samon was a Director – Human Resources, East for Fedex Corporation’s office and print center business unit, formerly Kinko's Inc. From April 2002 to March 2003, Ms. Samon was a Human Resources Practice Leader for Lacerte Technologies, Inc. From January 1998 to December 2001, Ms. Samon worked for HQ Global Workplaces, Inc. in various positions including Senior Vice President and Chief People Officer/Labor and Employment Counsel.
Under the Offer Letter, Ms. Samon will be paid an annual base salary of $225,000. In addition to her base salary, Ms. Samon will be awarded 10,000 shares of our restricted Class B shares at $0.01 per share. The preceding description of the terms of the Offer Letter is qualified in its entirety by reference to Exhibit 10.1 to this report.
In connection with Ms. Samon’s Offer Letter, Ms. Samon signed a non-compete agreement. The non-compete agreement contains usual and customary restrictive covenants, including a one-year non-compete, a duty of non-disclosure, and provisions relating to non-solicitation/no hire of employees or customers and non-disparagement. In the event of a termination without “cause” or departure for “good reason” after six months of employment, Ms. Samon is entitled to severance equal to twelve months salary. The preceding description of the terms of the non-compete agreement is qualified in its entirety by reference to Exhibit 10.2 to this report.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
10.1	Offer of Employment dated March 30, 2006 between Simmons Bedding Company and Kimberly A. Samon.

10.2	Non-Compete Agreement dated March 30, 2006 between Simmons Bedding Company, Simmons Company and Kimberly A. Samon.

99.1	Press release dated as of April 7, 2006.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SIMMONS COMPANY

By:	/s/ William S. Creekmuir

William S. Creekmuir
Executive Vice President and Chief Financial Officer

Date:	April 13, 2006
EXHIBIT INDEX

Exhibit
Number	Exhibit Name
10.1	Offer of Employment dated March 30, 2006 between Simmons Bedding Company and Kimberly A. Samon.

10.2	Non-Compete Agreement dated March 30, 2006 between Simmons Bedding Company, Simmons Company and Kimberly A. Samon.

99.1	Press release dated as of April 7, 2006.